SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): May 13, 2005

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On May 13, 2005, WJ Communications, Inc. (the “Company”) filed for an extension for their Form 10-Q required to be filed on May 13, 2005.  The Company cannot timely file its Quarterly Report on Form 10-Q for the period ended April 3, 2005 due to reasons that could not be eliminated without unreasonable effort or expense.  The Company acquired Telenexus, Inc. during the subject quarter and requires additional time in order to complete its accounting for the acquisition in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” and to prepare the associated required disclosures for the report.  The Company intends to file its Form 10-Q no later than five calendar days following the prescribed due date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ EPHRAIM KWOK
Ephraim Kwok
Chief Financial Officer
(principal financial officer)

Dated: May 13, 2005